Exhibit 99.1
For Immediate Release
Contact: Vickie Schray
vickie.schray@zovio.com
866 475 0317 x10003

Zovio Inc Reports Second Quarter 2022 Results

CHANDLER, AZ (August 1, 2022) - Zovio Inc (NASDAQ: ZVO), an education technology services company, today announced its results for the three and six months ended June 30, 2022.
Transaction Completed with The University of Arizona Global Campus
On July 31, 2022, the Company entered into and simultaneously closed a new asset purchase agreement with The University of Arizona Global Campus ("UAGC"), pursuant to which Zovio sold all of the remaining assets related to the UAGC Services Agreements. In connection with the new asset purchase agreement, the parties terminated the previous agreements, and UAGC assumed all obligations under Zovio’s business contracts associated with the UAGC Services Businesses, as well as the lease for the facilities located in Chandler, Arizona, and has released Zovio from all remaining obligations under the previous agreements, including from all indemnification obligations under the Original Asset Purchase Agreement and all minimum payment guarantees under the UAGC Services Agreements. For further information, please refer to the transaction announcement filed earlier today.
Following the transaction, Zovio will continue to support the continued growth and expansion of its Fullstack Academy subsidiary and simultaneously explore strategic alternatives for that business.
Balance Sheet and Cash Flow
As of June 30, 2022, the Company had combined cash and cash equivalents of $20.8 million, compared with combined cash and cash equivalents of $28.3 million as of December 31, 2021.
The Company used $57.2 million of cash in operating activities during the six months ended June 30, 2022 and used $16.3 million of cash used in operating activities during the six months ended June 30, 2021. The Company also has projected future negative cash flows from operations.
Financial Results for the Three Months Ended June 30, 2022
Revenue and other revenue for the three months ended June 30, 2022 was $51.4 million, compared with revenue and other revenue of $69.2 million for the three months ended June 30, 2021.
Operating loss for the three months ended June 30, 2022 was $0.8 million, compared with operating loss of $4.5 million for the three months ended June 30, 2021.
Net loss for the three months ended June 30, 2022 was $4.7 million, compared with net loss of $4.0 million for the three months ended June 30, 2021.
Diluted loss per share for the three months ended June 30, 2022 was $0.14, compared with diluted loss per share of $0.12 for the three months ended June 30, 2021.
The Company recognized income tax expense of approximately $8 thousand for the three months ended June 30, 2022, compared with income tax benefit of $0.2 million for the three months ended June 30, 2021.
Non-GAAP Financial Results for the Three Months Ended June 30, 2022
Non-GAAP operating loss for the three months ended June 30, 2022 was $8.5 million, compared with non-GAAP operating loss of $1.0 million for the three months ended June 30, 2021. Non-GAAP operating loss for the three months ended June 30, 2022 excludes the net gain on sale transactions of $45.7 million, legal expense of $0.9 million, restructuring and impairment expense of $35.9 million, acquisition costs of $0.5 million, and other non-

Exhibit 99.1
GAAP costs of $0.8 million. Non-GAAP operating loss for the three months ended June 30, 2021 excludes restructuring and impairment expense of $2.3 million, separation transaction costs of $0.3 million, acquisition costs of $0.5 million and non-GAAP stock compensation of $0.4 million.
Non-GAAP net loss for the three months ended June 30, 2022 was $12.3 million, compared with non-GAAP net loss of $0.8 million for the three months ended June 30, 2021. Non-GAAP net loss for the three months ended June 30, 2022 excludes the net gain on sale transactions of $45.7 million, legal expense of $0.9 million, restructuring and impairment expense of $35.9 million, acquisition costs of $0.5 million, and other non-GAAP costs of $0.8 million. Non-GAAP net loss for the three months ended June 30, 2021 excludes restructuring and impairment expense of $2.3 million, separation transaction costs of $0.3 million, acquisition costs of $0.5 million, non-GAAP stock compensation of $0.4 million, and income tax benefit of $0.3 million.
Non-GAAP diluted loss per share for the three months ended June 30, 2022 was $0.36, compared with non-GAAP diluted loss per share of $0.02 for the three months ended June 30, 2021.
Financial Results for the Six Months Ended June 30, 2022
Revenue and other revenue for the six months ended June 30, 2022 was $113.0 million, compared with revenue and other revenue of $146.0 million for the six months ended June 30, 2021.
Operating loss for the six months ended June 30, 2022 was $8.1 million, compared with operating loss of $13.8 million for the six months ended June 30, 2021.
Net loss for the six months ended June 30, 2022 was $12.1 million, compared with net loss of $13.5 million for the six months ended June 30, 2021.
Diluted loss per share for the six months ended June 30, 2022 was $0.36, compared with diluted loss per share of $0.41 for the six months ended June 30, 2021.
The Company recognized income tax expense of $86 thousand for the six months ended June 30, 2022, compared with an income tax benefit of $0.1 million for the six months ended June 30, 2021.
Non-GAAP Financial Results for the Six Months Ended June 30, 2022
Non-GAAP operating loss for the six months ended June 30, 2022 was $12.8 million, compared with non-GAAP operating loss of $4.1 million for the six months ended June 30, 2021. Non-GAAP operating loss for the six months ended June 30, 2022 excludes the net gain on sale transactions of $45.7 million, legal expense of $0.9 million, restructuring and impairment expense of $35.9 million, acquisition costs of $1.0 million, non-GAAP stock compensation of $0.2 million and other non-GAAP costs, including severance costs of $3.0 million. Non-GAAP operating loss for the six months ended June 30, 2021 excludes restructuring and impairment expense of $2.3 million, separation transaction costs of $1.1 million, acquisition costs of $1.3 million, non-GAAP stock compensation of $0.4 million and other non-GAAP costs, including severance costs of $4.6 million.
Non-GAAP net loss for the six months ended June 30, 2022 was $16.8 million, compared with non-GAAP net loss of $4.1 million for the six months ended June 30, 2021. Non-GAAP net loss for the six months ended June 30, 2022 excludes the net gain on sale transactions of $45.7 million, legal expense of $0.9 million, restructuring and impairment expense of $35.9 million, acquisition costs of $1.0 million, non-GAAP stock compensation of $0.2 million, and other non-GAAP costs, including severance costs of $3.0 million. Non-GAAP net loss for the six months ended June 30, 2021 excludes restructuring and impairment expense of $2.3 million, separation transaction costs of $1.1 million, acquisition costs of $1.3 million, non-GAAP stock compensation of $0.4 million, other non-GAAP costs, including severance costs of $4.6 million and income tax benefit of $0.3 million.
Non-GAAP diluted loss per share for the six months ended June 30, 2022 was $0.50, compared with non-GAAP diluted loss per share of $0.12 for the six months ended June 30, 2021.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating loss, non-GAAP net loss, non-GAAP diluted loss per share, EBITDA and Adjusted EBITDA. These non-GAAP measures exclude the net gain on sale transactions, legal expense, restructuring and impairment expense, acquisition costs, separation transaction costs, certain non-GAAP stock compensation, other non-GAAP costs including severance, as well as certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with

Exhibit 99.1
U.S. generally accepted accounting principles (“GAAP”) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income (loss) are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company’s financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company’s performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Zovio Inc will host a conference call at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States is (888) 330-3204, and the dial-in number for other callers is (646) 960-0844. The access code for all callers is 8039474. A live broadcast of the call will also be available on the Company’s website at http://ir.zovio.com.
About Zovio Inc
Zovio Inc (NASDAQ: ZVO) is an education technology services company that partners with higher education institutions and employers to deliver innovative, personalized solutions to help learners and leaders achieve their aspirations. The Zovio network, including Fullstack Academy, leverages its core strengths to solve priority market needs through education technology services. Using proprietary advanced data analytics, Zovio identifies the most meaningful ways to enhance the learner experience and deliver strong outcomes for higher education institutions, employers, and learners. Zovio's purpose is to help everyone be in a class of their own. For more information, visit www.zovio.com.
Forward-Looking Statements
This news release may contain forward-looking statements which are not statements of historical fact and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company’s outlook for the remainder of 2022 and beyond. These forward-looking statements are based on current information and expectations and are subject to various risks and uncertainties. The Company’s actual performance or results may differ materially from those expressed in or suggested by such statements due to various factors, including, without limitation: our ability to successfully transition to being an education technology services company and the reliability of certain financial and accounting measures we utilize.
Additional information on factors that could cause actual plans implemented and actual results achieved to differ materially from those set forth in the forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 15, 2022, the Company’s quarterly reports on Form 10-Q and the Company’s current reports on Form 8-K which are available at www.zovio.com. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management’s good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, except to the extent required by applicable securities laws.

Exhibit 99.1

ZOVIO INC
Condensed Consolidated Statements of Income (Loss)
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

University Partners segment revenue	$42,784	$62,254	$95,117	$131,933
Zovio Growth segment revenue	8,596	6,932	17,896	14,112
Revenue and other revenue	$51,380	$69,186	$113,013	$146,045
Costs and expenses:
Technology and academic services	$17,290	$18,056	$35,788	$37,200
Counseling services and support	17,705	23,173	39,036	48,498
Marketing and communication	18,272	21,729	40,186	47,560
General and administrative	7,836	8,376	14,958	24,272
Legal expense	920	—	920	—
Restructuring and impairment expense	35,887	2,341	35,887	2,341
Gain on transactions, net	(45,689)	—	(45,689)	—
Total costs and expenses	52,221	73,675	121,086	159,871
Operating loss	(841)	(4,489)	(8,073)	(13,826)
Other income (expense), net	(3,824)	232	(3,951)	159
Loss before income taxes	(4,665)	(4,257)	(12,024)	(13,667)
Income tax expense (benefit)	8	(224)	86	(141)
Net loss	$(4,673)	$(4,033)	$(12,110)	$(13,526)

Loss per share:
Basic	$(0.14)	$(0.12)	$(0.36)	$(0.41)
Diluted	$(0.14)	$(0.12)	$(0.36)	$(0.41)
Weighted average number of common shares outstanding used in computing loss per share:
Basic	34,122	33,343	33,844	33,058
Diluted	34,122	33,343	33,844	33,058

Exhibit 99.1
ZOVIO INC
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$20,812	$28,265
Restricted cash	6,079	9,288
Investments	227	974
Accounts receivable, net	4,951	9,631
Prepaid expenses and other current assets	8,633	13,423
Total current assets	40,702	61,581
Property and equipment, net	1,100	26,382
Operating lease assets	17,358	28,881
Goodwill and intangibles, net	23,915	29,499
Other long-term assets	2,358	2,691
Total assets	$85,433	$149,034

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$35,523	$74,769
Deferred revenue and student deposits	7,405	14,939
Total current liabilities	42,928	89,708
Rent liability	32,864	34,205
Other long-term liabilities	3,036	5,115
Total liabilities	78,828	129,028
Total stockholders’ equity	6,605	20,006
Total liabilities and stockholders’ equity	$85,433	$149,034

Exhibit 99.1
ZOVIO INC
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(12,110)	$(13,526)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for bad debts	257	911
Depreciation and amortization	3,911	4,262
Stock-based compensation	(1,182)	2,629
Noncash lease expense	2,849	4,367
Net loss (gain) on marketable securities	140	(144)
Loss on disposal or impairment of fixed assets	35,887	61
Gain on transactions, net	(45,689)	—
Changes in operating assets and liabilities:
Accounts receivable	3,108	(1,628)
Prepaid expenses and other current assets	(1,643)	(614)
Other long-term assets	(1,611)	(1,568)
Accounts payable and accrued liabilities	(38,771)	(9,198)
Deferred revenue and student deposits	198	2,491
Operating lease liabilities	(3,456)	(5,243)
Other liabilities	925	940
Net cash used in operating activities	(57,187)	(16,260)
Cash flows from investing activities:
Capital expenditures	(24)	(733)
Purchases of investments	(46)	(64)
Capitalized costs for intangible assets	(495)	(333)
Net proceeds from sale of assets	48,921	—
Sale of investments	652	247
Net cash provided by (used in) investing activities	49,008	(883)
Cash flows from financing activities:
Proceeds from the issuance of stock under employee stock purchase plan	35	76
Proceeds from long-term borrowings	29,627	—
Tax withholdings on issuance of stock awards	(144)	(1,166)
Repayments on long-term borrowing	(32,001)	—
Net cash used in financing activities	(2,483)	(1,090)
Net decrease in cash, cash equivalents and restricted cash	(10,662)	(18,233)
Cash, cash equivalents and restricted cash at beginning of period	37,553	55,497
Cash, cash equivalents and restricted cash at end of period	$26,891	$37,264

Exhibit 99.1

ZOVIO INC
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating Loss Reconciliation:
GAAP operating loss	$(841)	$(4,489)	$(8,073)	$(13,826)
Gain on sale transactions, net	(45,689)	—	(45,689)	—
Legal expense	920	—	920	—
Restructuring and impairment expense	35,887	2,341	35,887	2,341
Separation transaction costs	—	285	—	1,062
Acquisition costs, net	493	513	1,006	1,345
Non-GAAP stock compensation	—	367	222	367
Other non-GAAP costs	765	—	2,963	4,601
Non-GAAP operating loss	$(8,465)	$(983)	$(12,764)	$(4,110)

Net Loss Reconciliation:
GAAP net loss	$(4,673)	$(4,033)	$(12,110)	$(13,526)
Gain on sale transactions, net	(45,689)	—	(45,689)	—
Legal expense	920	—	920	—
Restructuring and impairment expense	35,887	2,341	35,887	2,341
Separation transaction costs	—	285	—	1,062
Acquisition costs, net	493	513	1,006	1,345
Non-GAAP stock compensation	—	367	222	367
Other non-GAAP costs	765	—	2,963	4,601
Income tax impact, non-GAAP	—	(265)	—	(275)
Non-GAAP net loss	$(12,297)	$(792)	$(16,801)	$(4,085)

Diluted Loss Per Share Reconciliation:
GAAP diluted loss per share	$(0.14)	$(0.12)	$(0.36)	$(0.41)
Gain on sale transactions, net	(1.34)	—	(1.35)	—
Legal expense	0.03	—	0.03	—
Restructuring and impairment expense	1.05	0.07	1.06	0.07
Separation transaction costs	—	0.01	—	0.03
Acquisition costs, net	0.01	0.02	0.03	0.05
Non-GAAP stock compensation	—	0.01	0.01	0.01
Other non-GAAP costs	0.03	—	0.08	0.14
Income tax impact, non-GAAP	—	(0.01)	—	(0.01)
Non-GAAP diluted loss per share	$(0.36)	$(0.02)	$(0.50)	$(0.12)

Exhibit 99.1
ZOVIO INC
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Adjusted EBITDA Reconciliation:
GAAP net loss	$(4,673)	$(4,033)	$(12,110)	$(13,526)
Interest expense (income), net	3,824	(232)	3,951	(159)
Income tax expense	8	(224)	86	(141)
Depreciation and amortization	1,878	1,977	3,911	4,262
EBITDA	1,037	(2,512)	(4,162)	(9,564)
Gain on sale transactions, net	(45,689)	—	(45,689)	—
Legal settlement expense	920	—	920	—
Restructuring and impairment expense	35,887	2,341	35,887	2,341
Separation transaction costs	—	285	—	1,062
Non-GAAP stock compensation	—	367	222	367
Other non-GAAP costs	765	—	2,963	4,601
Adjusted EBITDA	$(7,080)	$481	$(9,859)	$(1,193)